Supplemental Information
Third Quarter 2019

Current period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Income statement
Net interest income	$36,751	$35,658	$12,187	$12,189	$12,375	$12,504	$12,061
Noninterest income	32,144	32,685	10,620	10,895	10,629	10,173	10,663
Total revenue, net of interest expense	68,895	68,343	22,807	23,084	23,004	22,677	22,724
Provision for credit losses	2,649	2,377	779	857	1,013	905	716
Noninterest expense	41,661	40,080	15,169	13,268	13,224	13,074	13,014
Income tax expense	4,149	5,017	1,082	1,611	1,456	1,420	1,827
Net income	20,436	20,869	5,777	7,348	7,311	7,278	7,167
Preferred stock dividends	1,186	1,212	505	239	442	239	466
Net income applicable to common shareholders	19,250	19,657	5,272	7,109	6,869	7,039	6,701
Diluted earnings per common share	2.01	1.91	0.56	0.74	0.70	0.70	0.66
Average diluted common shares issued and outstanding	9,565.7	10,317.9	9,353.0	9,559.6	9,787.3	9,996.0	10,170.8
Dividends paid per common share	$0.48	$0.39	$0.18	$0.15	$0.15	$0.15	$0.15

Performance ratios
Return on average assets	1.14%	1.20%	0.95%	1.23%	1.26%	1.24%	1.23%
Return on average common shareholders’ equity	10.49	10.86	8.48	11.62	11.42	11.57	10.99
Return on average shareholders’ equity	10.19	10.52	8.48	11.00	11.14	10.95	10.74
Return on average tangible common shareholders’ equity (1)	14.67	15.30	11.84	16.24	16.01	16.29	15.48
Return on average tangible shareholders’ equity (1)	13.78	14.31	11.43	14.88	15.10	14.90	14.61
Efficiency ratio	60.47	58.65	66.51	57.48	57.48	57.65	57.27

At period end
Book value per share of common stock	$26.96	$24.33	$26.96	$26.41	$25.57	$25.13	$24.33
Tangible book value per share of common stock (1)	19.26	17.23	19.26	18.92	18.26	17.91	17.23
Market capitalization	264,842	290,424	264,842	270,935	263,992	238,251	290,424
Number of financial centers - U.S.	4,302	4,385	4,302	4,349	4,353	4,341	4,385
Number of branded ATMs - U.S.	16,626	16,089	16,626	16,561	16,378	16,255	16,089
Headcount	208,561	204,681	208,561	208,984	205,292	204,489	204,681

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 34.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Net interest income
Interest income	$54,310	$48,933	$17,916	$18,224	$18,170	$17,836	$16,965
Interest expense	17,559	13,275	5,729	6,035	5,795	5,332	4,904
Net interest income	36,751	35,658	12,187	12,189	12,375	12,504	12,061

Noninterest income
Fees and commissions	24,495	24,733	8,467	8,190	7,838	8,345	8,076
Trading account income	6,390	6,421	1,707	2,345	2,338	1,448	1,717
Other income	1,259	1,531	446	360	453	380	870
Total noninterest income	32,144	32,685	10,620	10,895	10,629	10,173	10,663
Total revenue, net of interest expense	68,895	68,343	22,807	23,084	23,004	22,677	22,724

Provision for credit losses	2,649	2,377	779	857	1,013	905	716

Noninterest expense
Compensation and benefits	24,000	24,145	7,779	7,972	8,249	7,735	7,721
Occupancy and equipment	4,908	4,787	1,663	1,640	1,605	1,593	1,589
Information processing and communications	3,484	3,399	1,163	1,157	1,164	1,156	1,113
Product delivery and transaction related	2,067	2,149	696	709	662	708	687
Marketing	1,410	1,161	440	528	442	513	421
Professional fees	1,155	1,219	386	409	360	480	439
Other general operating	4,637	3,220	3,042	853	742	889	1,044
Total noninterest expense	41,661	40,080	15,169	13,268	13,224	13,074	13,014
Income before income taxes	24,585	25,886	6,859	8,959	8,767	8,698	8,994
Income tax expense	4,149	5,017	1,082	1,611	1,456	1,420	1,827
Net income	$20,436	$20,869	$5,777	$7,348	$7,311	$7,278	$7,167
Preferred stock dividends	1,186	1,212	505	239	442	239	466
Net income applicable to common shareholders	$19,250	$19,657	$5,272	$7,109	$6,869	$7,039	$6,701

Per common share information
Earnings	$2.02	$1.93	$0.57	$0.75	$0.71	$0.71	$0.67
Diluted earnings	2.01	1.91	0.56	0.74	0.70	0.70	0.66
Average common shares issued and outstanding	9,516.2	10,177.5	9,303.6	9,523.2	9,725.9	9,855.8	10,031.6
Average diluted common shares issued and outstanding	9,565.7	10,317.9	9,353.0	9,559.6	9,787.3	9,996.0	10,170.8

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Net income	$20,436	$20,869	$5,777	$7,348	$7,311	$7,278	$7,167
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	6,231	(6,166)	1,538	2,384	2,309	2,213	(1,172)
Net change in debit valuation adjustments	(272)	183	229	(138)	(363)	566	(269)
Net change in derivatives	651	(346)	118	304	229	293	21
Employee benefit plan adjustments	83	91	26	29	28	(496)	31
Net change in foreign currency translation adjustments	(99)	(303)	(51)	(14)	(34)	49	(114)
Other comprehensive income (loss)	6,594	(6,541)	1,860	2,565	2,169	2,625	(1,503)
Comprehensive income	$27,030	$14,328	$7,637	$9,913	$9,480	$9,903	$5,664

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Net interest income
Interest income
Loans and leases	$32,721	$30,095	$10,894	$10,942	$10,885	$10,716	$10,401
Debt securities	8,965	8,646	2,829	3,017	3,119	3,078	2,986
Federal funds sold and securities borrowed or purchased under agreements to resell	3,746	2,130	1,242	1,309	1,195	1,046	799
Trading account assets	3,962	3,506	1,319	1,321	1,322	1,305	1,172
Other interest income	4,916	4,556	1,632	1,635	1,649	1,691	1,607
Total interest income	54,310	48,933	17,916	18,224	18,170	17,836	16,965

Interest expense
Deposits	5,640	2,933	1,880	1,965	1,795	1,562	1,230
Short-term borrowings	5,725	4,123	1,876	1,997	1,852	1,716	1,526
Trading account liabilities	967	1,040	303	319	345	318	335
Long-term debt	5,227	5,179	1,670	1,754	1,803	1,736	1,813
Total interest expense	17,559	13,275	5,729	6,035	5,795	5,332	4,904
Net interest income	$36,751	$35,658	$12,187	$12,189	$12,375	$12,504	$12,061

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$2,827	$2,850	$963	$968	$896	$1,016	$925
Other card income	1,459	1,452	502	478	479	506	492
Total card income	4,286	4,302	1,465	1,446	1,375	1,522	1,417
Service charges
Deposit-related fees	4,908	5,008	1,690	1,638	1,580	1,659	1,682
Lending-related fees	809	828	285	265	259	272	279
Total service charges	5,717	5,836	1,975	1,903	1,839	1,931	1,961
Investment and brokerage services
Asset management fees	7,591	7,653	2,597	2,554	2,440	2,536	2,576
Brokerage fees	2,733	2,963	897	916	920	1,008	918
Total investment and brokerage services	10,324	10,616	3,494	3,470	3,360	3,544	3,494
Investment banking fees
Underwriting income	2,198	2,160	740	792	666	562	701
Syndication fees	887	958	341	291	255	389	241
Financial advisory services	1,083	861	452	288	343	397	262
Total investment banking fees	4,168	3,979	1,533	1,371	1,264	1,348	1,204
Total fees and commissions	24,495	24,733	8,467	8,190	7,838	8,345	8,076
Trading account income	6,390	6,421	1,707	2,345	2,338	1,448	1,717
Other income	1,259	1,531	446	360	453	380	870
Total noninterest income	$32,144	$32,685	$10,620	$10,895	$10,629	$10,173	$10,663

(1)
Gross interchange fees were $7.4 billion and $7.0 billion and are presented net of $4.6 billion and $4.2 billion of expenses for rewards and partner payments for the nine months ended September 30, 2019 and 2018. Gross interchange fees were $2.6 billion, $2.5 billion, $2.3 billion, $2.5 billion and $2.4 billion and are presented net of $1.6 billion, $1.6 billion, $1.4 billion, $1.5 billion and $1.5 billion of expenses for rewards and partner payments for the third, second and first quarters of 2019 and the fourth and third quarters of 2018, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2019	June 30 2019	September 30 2018
Assets
Cash and due from banks	$26,939	$29,409	$27,440
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	130,155	141,985	157,418
Cash and cash equivalents	157,094	171,394	184,858
Time deposits placed and other short-term investments	7,557	8,692	7,865
Federal funds sold and securities borrowed or purchased under agreements to resell	271,595	248,077	248,237
Trading account assets	263,684	251,987	219,118
Derivative assets	45,123	44,912	45,617
Debt securities:
Carried at fair value	254,342	246,094	251,635
Held-to-maturity, at cost	190,252	199,981	194,472
Total debt securities	444,594	446,075	446,107
Loans and leases	972,910	963,800	929,801
Allowance for loan and lease losses	(9,433)	(9,527)	(9,734)
Loans and leases, net of allowance	963,477	954,273	920,067
Premises and equipment, net	10,493	10,426	9,680
Goodwill	68,951	68,951	68,951
Loans held-for-sale	9,811	5,416	5,576
Customer and other receivables	52,560	53,329	56,962
Other assets	131,391	132,360	125,795
Total assets	$2,426,330	$2,395,892	$2,338,833

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$394,379	$393,567	$414,853
Interest-bearing	917,401	900,434	844,204
Deposits in non-U.S. offices:
Noninterest-bearing	13,138	12,864	12,896
Interest-bearing	67,918	68,228	73,696
Total deposits	1,392,836	1,375,093	1,345,649
Federal funds purchased and securities loaned or sold under agreements to repurchase	202,067	194,948	171,600
Trading account liabilities	78,642	82,150	89,964
Derivative liabilities	38,025	38,380	36,189
Short-term borrowings	30,682	27,244	29,035
Accrued expenses and other liabilities	172,286	168,658	170,067
Long-term debt	243,405	238,011	234,171
Total liabilities	2,157,943	2,124,484	2,076,675
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,895,685, 3,939,040 and 3,843,140 shares	23,606	24,689	22,326
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 9,079,264,535, 9,342,601,750 and 9,858,252,641 shares	99,215	106,619	123,921
Retained earnings	151,183	147,577	130,747
Accumulated other comprehensive income (loss)	(5,617)	(7,477)	(14,836)
Total shareholders’ equity	268,387	271,408	262,158
Total liabilities and shareholders’ equity	$2,426,330	$2,395,892	$2,338,833

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,758	$5,469	$6,145
Loans and leases	39,387	40,676	44,163
Allowance for loan and lease losses	(835)	(882)	(920)
Loans and leases, net of allowance	38,552	39,794	43,243
All other assets	555	387	357
Total assets of consolidated variable interest entities	$44,865	$45,650	$49,745

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$2,274	$1,845	$905
Long-term debt	8,560	7,393	11,024
All other liabilities	26	27	39
Total liabilities of consolidated variable interest entities	$10,860	$9,265	$11,968

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	September 30 2019	June 30 2019	September 30 2018
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$169,203	$171,498	$164,386
Tier 1 capital	192,029	195,539	186,189
Total capital	225,444	228,965	218,159
Risk-weighted assets	1,485,965	1,466,537	1,439,419
Common equity tier 1 capital ratio	11.4%	11.7%	11.4%
Tier 1 capital ratio	12.9	13.3	12.9
Total capital ratio	15.2	15.6	15.2

Advanced Approaches
Common equity tier 1 capital	$169,203	$171,498	$164,386
Tier 1 capital	192,029	195,539	186,189
Total capital	217,199	220,904	209,950
Risk-weighted assets	1,441,246	1,430,745	1,424,105
Common equity tier 1 capital ratio	11.7%	12.0%	11.5%
Tier 1 capital ratio	13.3	13.7	13.1
Total capital ratio	15.1	15.4	14.7

Leverage-based metrics (1)
Adjusted average assets	$2,335,671	$2,322,426	$2,240,166
Tier 1 leverage ratio	8.2%	8.4%	8.3%

Supplementary leverage exposure	$2,897,754	$2,872,393	$2,787,880
Supplementary leverage ratio	6.6%	6.8%	6.7%

Tangible equity ratio (2)	8.4	8.7	8.5
Tangible common equity ratio (2)	7.4	7.6	7.5

(1)
Regulatory capital ratios at September 30, 2019 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy.

(2)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 34.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2019			Second Quarter 2019			Third Quarter 2018
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$122,033	$453	1.47%	$122,395	$495	1.62%	$144,411	$523	1.44%
Time deposits placed and other short-term investments	9,863	47	1.87	9,798	61	2.51	8,328	48	2.26
Federal funds sold and securities borrowed or purchased under agreements to resell	269,129	1,242	1.83	281,085	1,309	1.87	241,426	799	1.31
Trading account assets	157,818	1,338	3.37	146,865	1,337	3.65	128,896	1,195	3.68
Debt securities	447,126	2,856	2.56	446,447	3,047	2.72	445,813	3,014	2.66
Loans and leases (1):
Residential mortgage	224,084	1,937	3.46	215,822	1,899	3.52	209,460	1,857	3.54
Home equity	43,616	552	5.03	45,944	587	5.12	53,050	656	4.91
U.S. credit card	94,370	2,581	10.85	93,627	2,511	10.76	94,710	2,435	10.20
Direct/Indirect and other consumer	90,813	824	3.59	90,453	830	3.68	91,828	787	3.40
Total consumer	452,883	5,894	5.18	445,846	5,827	5.24	449,048	5,735	5.08
U.S. commercial	324,436	3,279	4.01	318,243	3,382	4.26	303,680	3,034	3.97
Non-U.S. commercial	105,003	905	3.42	103,844	894	3.45	96,019	831	3.43
Commercial real estate	62,185	687	4.38	61,778	720	4.67	60,754	682	4.45
Commercial lease financing	20,226	182	3.58	20,814	172	3.32	21,235	173	3.25
Total commercial	511,850	5,053	3.92	504,679	5,168	4.11	481,688	4,720	3.89
Total loans and leases	964,733	10,947	4.51	950,525	10,995	4.64	930,736	10,455	4.46
Other earning assets	68,018	1,181	6.90	66,607	1,129	6.79	72,827	1,082	5.91
Total earning assets (2)	2,038,720	18,064	3.52	2,023,722	18,373	3.64	1,972,437	17,116	3.45
Cash and due from banks	25,588			25,951			25,639
Other assets, less allowance for loan and lease losses	347,915			349,378			319,753
Total assets	$2,412,223			$2,399,051			$2,317,829

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.

(2)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Third Quarter 2019	Second Quarter 2019	Third Quarter 2018
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$13	$18	$5
Federal funds sold and securities borrowed or purchased under agreements to resell	(34)	(63)	(52)
Debt securities	1	1	(2)
U.S. commercial loans and leases	(9)	(9)	(8)
Net hedge expense on assets	$(29)	$(53)	$(57)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Third Quarter 2019			Second Quarter 2019			Third Quarter 2018
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$51,277	$1	0.01%	$52,987	$2	0.01%	$53,929	$1	0.01%
NOW and money market deposit accounts	741,602	1,172	0.63	737,095	1,228	0.67	680,285	737	0.43
Consumer CDs and IRAs	49,811	136	1.08	45,375	105	0.93	39,160	40	0.41
Negotiable CDs, public funds and other deposits	63,936	354	2.19	69,966	408	2.35	54,192	275	2.01
Total U.S. interest-bearing deposits	906,626	1,663	0.73	905,423	1,743	0.77	827,566	1,053	0.50
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	1,721	5	1.13	2,033	5	0.96	2,353	12	2.06
Governments and official institutions	188	—	0.02	179	—	0.05	709	—	0.01
Time, savings and other	70,234	212	1.20	68,706	217	1.26	63,179	165	1.04
Total non-U.S. interest-bearing deposits	72,143	217	1.19	70,918	222	1.25	66,241	177	1.07
Total interest-bearing deposits	978,769	1,880	0.76	976,341	1,965	0.81	893,807	1,230	0.55
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	280,123	1,876	2.66	278,198	1,997	2.89	264,168	1,526	2.30
Trading account liabilities	45,750	303	2.63	47,022	319	2.72	50,904	335	2.60
Long-term debt	202,620	1,670	3.28	201,007	1,754	3.49	203,239	1,813	3.55
Total interest-bearing liabilities (1)	1,507,262	5,729	1.51	1,502,568	6,035	1.61	1,412,118	4,904	1.38
Noninterest-bearing sources:
Noninterest-bearing deposits	396,283			399,109			422,538
Other liabilities (2)	238,248			229,399			218,520
Shareholders’ equity	270,430			267,975			264,653
Total liabilities and shareholders’ equity	$2,412,223			$2,399,051			$2,317,829
Net interest spread			2.01%			2.03%			2.07%
Impact of noninterest-bearing sources			0.40			0.41			0.38
Net interest income/yield on earning assets (3)		$12,335	2.41%		$12,338	2.44%		$12,212	2.45%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Third Quarter 2019	Second Quarter 2019	Third Quarter 2018
NOW and money market deposit accounts	$—	$—	$1
Consumer CDs and IRAs	5	5	5
Negotiable CDs, public funds and other deposits	3	3	2
Banks located in non-U.S. countries	4	4	6
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	5	5	30
Long-term debt	(52)	(8)	24
Net hedge (income) expense on liabilities	$(35)	$9	$68

(2)	Includes $38.1 billion, $35.0 billion and $30.3 billion of structured notes and liabilities for the third and second quarters of 2019 and the third quarter of 2018, respectively.

(3)	Net interest income includes FTE adjustments of $148 million, $149 million and $151 million for the third and second quarters of 2019 and the third quarter of 2018, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	September 30, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$133,973	$1,250	$(274)	$134,949
Agency-collateralized mortgage obligations	4,877	103	(18)	4,962
Commercial	14,301	380	(4)	14,677
Non-agency residential	1,725	227	(9)	1,943
Total mortgage-backed securities	154,876	1,960	(305)	156,531
U.S. Treasury and agency securities	55,746	1,364	(163)	56,947
Non-U.S. securities	11,074	7	(2)	11,079
Other taxable securities, substantially all asset-backed securities	3,806	77	—	3,883
Total taxable securities	225,502	3,408	(470)	228,440
Tax-exempt securities	16,263	203	(34)	16,432
Total available-for-sale debt securities	241,765	3,611	(504)	244,872
Other debt securities carried at fair value (1)	9,284	205	(19)	9,470
Total debt securities carried at fair value	251,049	3,816	(523)	254,342
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	190,252	4,358	(336)	194,274
Total debt securities	$441,301	$8,174	$(859)	$448,616

	June 30, 2019
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$125,792	$576	$(799)	$125,569
Agency-collateralized mortgage obligations	5,157	80	(27)	5,210
Commercial	14,313	228	(16)	14,525
Non-agency residential	1,789	242	(9)	2,022
Total mortgage-backed securities	147,051	1,126	(851)	147,326
U.S. Treasury and agency securities	56,157	908	(246)	56,819
Non-U.S. securities	11,178	8	(1)	11,185
Other taxable securities, substantially all asset-backed securities	3,622	73	—	3,695
Total taxable securities	218,008	2,115	(1,098)	219,025
Tax-exempt securities	16,799	189	(34)	16,954
Total available-for-sale debt securities	234,807	2,304	(1,132)	235,979
Other debt securities carried at fair value (1)	9,942	195	(22)	10,115
Total debt securities carried at fair value	244,749	2,499	(1,154)	246,094
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	199,981	3,339	(836)	202,484
Total debt securities	$444,730	$5,838	$(1,990)	$448,578

(1)	Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Fully taxable-equivalent (FTE) basis data (1)
Net interest income	$37,201	$36,113	$12,335	$12,338	$12,528	$12,659	$12,212
Total revenue, net of interest expense	69,345	68,798	22,955	23,233	23,157	22,832	22,875
Net interest yield	2.45%	2.43%	2.41%	2.44%	2.51%	2.52%	2.45%
Efficiency ratio	60.08	58.26	66.08	57.11	57.10	57.26	56.89

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $450 million and $455 million for the nine months ended September 30, 2019 and 2018, and $148 million, $149 million and $153 million for the third, second and first quarters of 2019, and $155 million and $151 million for the fourth and third quarters of 2018, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,335	$7,031	$1,609	$2,617	$1,016	$62
Noninterest income
Fees and commissions:
Card income	1,465	1,289	26	132	19	(1)
Service charges	1,975	1,097	16	763	92	7
Investment and brokerage services	3,494	75	3,001	10	419	(11)
Investment banking fees	1,533	—	89	902	585	(43)
Total fees and commissions	8,467	2,461	3,132	1,807	1,115	(48)
Trading account income	1,707	1	26	84	1,580	16
Other income (loss)	446	231	137	704	153	(779)
Total noninterest income (loss)	10,620	2,693	3,295	2,595	2,848	(811)
Total revenue, net of interest expense	22,955	9,724	4,904	5,212	3,864	(749)
Provision for credit losses	779	917	37	120	—	(295)
Noninterest expense	15,169	4,393	3,413	2,220	2,679	2,464
Income (loss) before income taxes	7,007	4,414	1,454	2,872	1,185	(2,918)
Income tax expense (benefit)	1,230	1,081	356	775	338	(1,320)
Net income	$5,777	$3,333	$1,098	$2,097	$847	$(1,598)

Average
Total loans and leases	$964,733	$303,833	$170,414	$377,109	$71,589	$41,788
Total assets (1)	2,412,223	781,670	289,447	441,186	687,393	212,527
Total deposits	1,375,052	709,273	254,449	360,457	30,155	20,718
Quarter end
Total loans and leases	$972,910	$307,925	$172,677	$377,658	$74,979	$39,671
Total assets (1)	2,426,330	788,743	288,317	452,642	689,023	207,605
Total deposits	1,392,836	715,715	252,466	371,887	30,885	21,883

	Second Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,338	$7,116	$1,624	$2,709	$811	$78
Noninterest income
Fees and commissions:
Card income	1,446	1,268	21	135	22	—
Service charges	1,903	1,046	16	749	87	5
Investment and brokerage services	3,470	75	2,962	7	433	(7)
Investment banking fees	1,371	—	127	717	585	(58)
Total fees and commissions	8,190	2,389	3,126	1,608	1,127	(60)
Trading account income	2,345	2	30	56	1,961	296
Other income (loss)	360	210	120	602	245	(817)
Total noninterest income (loss)	10,895	2,601	3,276	2,266	3,333	(581)
Total revenue, net of interest expense	23,233	9,717	4,900	4,975	4,144	(503)
Provision for credit losses	857	947	21	125	5	(241)
Noninterest expense	13,268	4,408	3,459	2,211	2,675	515
Income (loss) before income taxes	9,108	4,362	1,420	2,639	1,464	(777)
Income tax expense (benefit)	1,760	1,069	348	713	417	(787)
Net income	$7,348	$3,293	$1,072	$1,926	$1,047	$10

Average
Total loans and leases	$950,525	$296,388	$166,324	$372,531	$70,587	$44,695
Total assets (1)	2,399,051	779,384	289,819	442,591	685,412	201,845
Total deposits	1,375,450	707,028	253,925	362,619	31,128	20,750
Quarter end
Total loans and leases	$963,800	$300,412	$168,993	$376,948	$74,136	$43,311
Total assets (1)	2,395,892	786,963	287,878	440,352	674,985	205,714
Total deposits	1,375,093	714,223	251,818	358,902	29,961	20,189

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Third Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,212	$6,844	$1,531	$2,726	$933	$178
Noninterest income
Fees and commissions:
Card income	1,417	1,237	34	124	21	1
Service charges	1,961	1,098	19	753	86	5
Investment and brokerage services	3,494	80	3,004	27	388	(5)
Investment banking fees	1,204	—	87	644	522	(49)
Total fees and commissions	8,076	2,415	3,144	1,548	1,017	(48)
Trading account income	1,717	2	24	60	1,551	80
Other income (loss)	870	181	118	489	372	(290)
Total noninterest income (loss)	10,663	2,598	3,286	2,097	2,940	(258)
Total revenue, net of interest expense	22,875	9,442	4,817	4,823	3,873	(80)
Provision for credit losses	716	870	13	(70)	(2)	(95)
Noninterest expense	13,014	4,325	3,443	2,142	2,633	471
Income (loss) before income taxes	9,145	4,247	1,361	2,751	1,242	(456)
Income tax expense (benefit)	1,978	1,082	347	714	323	(488)
Net income	$7,167	$3,165	$1,014	$2,037	$919	$32

Average
Total loans and leases	$930,736	$284,994	$161,869	$352,712	$71,231	$59,930
Total assets (1)	2,317,829	759,665	273,582	423,643	652,481	208,458
Total deposits	1,316,345	687,530	238,291	337,685	30,721	22,118
Quarter end
Total loans and leases	$929,801	$287,277	$162,191	$352,332	$73,023	$54,978
Total assets (1)	2,338,833	765,498	276,146	430,846	646,359	219,984
Total deposits	1,345,649	692,770	239,654	350,748	41,102	21,375

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Nine Months Ended September 30, 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$37,201	$21,253	$4,917	$8,116	$2,780	$135
Noninterest income
Fees and commissions:
Card income	4,286	3,754	73	398	61	—
Service charges	5,717	3,163	50	2,225	261	18
Investment and brokerage services	10,324	223	8,805	26	1,296	(26)
Investment banking fees	4,168	—	296	2,328	1,707	(163)
Total fees and commissions	24,495	7,140	9,224	4,977	3,325	(171)
Trading account income	6,390	5	90	190	5,623	482
Other income (loss)	1,259	675	393	2,059	461	(2,329)
Total noninterest income (loss)	32,144	7,820	9,707	7,226	9,409	(2,018)
Total revenue, net of interest expense	69,345	29,073	14,624	15,342	12,189	(1,883)
Provision for credit losses	2,649	2,838	63	356	(18)	(590)
Noninterest expense	41,661	13,157	10,300	6,697	8,109	3,398
Income (loss) before income taxes	25,035	13,078	4,261	8,289	4,098	(4,691)
Income tax expense (benefit)	4,599	3,204	1,044	2,238	1,168	(3,055)
Net income (loss)	$20,436	$9,874	$3,217	$6,051	$2,930	$(1,636)

Average
Total loans and leases	$953,169	$297,539	$167,069	$373,275	$70,757	$44,529
Total assets (1)	2,390,943	776,818	292,102	437,570	679,038	205,415
Total deposits	1,370,178	704,459	256,708	357,413	30,878	20,720
Period end
Total loans and leases	$972,910	$307,925	$172,677	$377,658	$74,979	$39,671
Total assets (1)	2,426,330	788,743	288,317	452,642	689,023	207,605
Total deposits	1,392,836	715,715	252,466	371,887	30,885	21,883

	Nine Months Ended September 30, 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$36,113	$19,914	$4,653	$8,144	$2,922	$480
Noninterest income
Fees and commissions:
Card income	4,302	3,763	92	382	63	2
Service charges	5,836	3,214	55	2,285	266	16
Investment and brokerage services	10,616	242	8,981	71	1,306	16
Investment banking fees	3,979	—	244	2,130	1,783	(178)
Total fees and commissions	24,733	7,219	9,372	4,868	3,418	(144)
Trading account income	6,421	6	81	184	6,129	21
Other income (loss)	1,531	517	308	1,636	466	(1,396)
Total noninterest income (loss)	32,685	7,742	9,761	6,688	10,013	(1,519)
Total revenue, net of interest expense	68,798	27,656	14,414	14,832	12,935	(1,039)
Provision for credit losses	2,377	2,749	63	(77)	(6)	(352)
Noninterest expense	40,080	13,241	10,451	6,618	8,283	1,487
Income (loss) before income taxes	26,341	11,666	3,900	8,291	4,658	(2,174)
Income tax expense (benefit)	5,472	2,975	994	2,154	1,211	(1,862)
Net income (loss)	$20,869	$8,691	$2,906	$6,137	$3,447	$(312)

Average
Total loans and leases	$932,485	$281,767	$160,609	$353,167	$73,340	$63,602
Total assets (1)	2,322,099	755,479	275,183	423,355	669,684	198,398
Total deposits	1,304,827	683,279	239,176	328,484	31,253	22,635
Period end
Total loans and leases	$929,801	$287,277	$162,191	$352,332	$73,023	$54,978
Total assets (1)	2,338,833	765,498	276,146	430,846	646,359	219,984
Total deposits	1,345,649	692,770	239,654	350,748	41,102	21,375

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Net interest income	$21,253	$19,914	$7,031	$7,116	$7,106	$7,111	$6,844
Noninterest income:
Card income	3,754	3,763	1,289	1,268	1,197	1,339	1,237
Service charges	3,163	3,214	1,097	1,046	1,020	1,086	1,098
All other income	903	765	307	287	309	426	263
Total noninterest income	7,820	7,742	2,693	2,601	2,526	2,851	2,598
Total revenue, net of interest expense	29,073	27,656	9,724	9,717	9,632	9,962	9,442

Provision for credit losses	2,838	2,749	917	947	974	915	870

Noninterest expense	13,157	13,241	4,393	4,408	4,356	4,436	4,325
Income before income taxes	13,078	11,666	4,414	4,362	4,302	4,611	4,247
Income tax expense	3,204	2,975	1,081	1,069	1,054	1,174	1,082
Net income	$9,874	$8,691	$3,333	$3,293	$3,248	$3,437	$3,165

Net interest yield	3.87%	3.72%	3.77%	3.87%	3.96%	3.92%	3.77%
Return on average allocated capital (1)	36	31	36	36	36	37	34
Efficiency ratio	45.26	47.88	45.18	45.37	45.22	44.54	45.81

Balance Sheet
Average
Total loans and leases	$297,539	$281,767	$303,833	$296,388	$292,269	$289,862	$284,994
Total earning assets (2)	734,976	716,467	739,765	737,678	727,350	719,329	720,643
Total assets (2)	776,818	755,479	781,670	779,384	769,262	759,027	759,665
Total deposits	704,459	683,279	709,273	707,028	696,939	686,826	687,530
Allocated capital (1)	37,000	37,000	37,000	37,000	37,000	37,000	37,000

Period end
Total loans and leases	$307,925	$287,277	$307,925	$300,412	$292,454	$294,335	$287,277
Total earning assets (2)	747,251	726,486	747,251	744,219	752,620	728,813	726,486
Total assets (2)	788,743	765,498	788,743	786,963	794,510	768,881	765,498
Total deposits	715,715	692,770	715,715	714,223	721,727	696,146	692,770

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Average deposit balances
Checking	$371,924	$349,015	$376,821	$373,912	$364,908	$356,609	$354,013
Savings	50,994	53,139	50,013	51,688	51,294	50,968	52,306
MMS	241,141	241,885	239,941	241,050	242,460	241,576	243,064
CDs and IRAs	37,639	36,247	39,727	37,577	35,566	34,831	35,225
Other	2,761	2,993	2,771	2,801	2,711	2,842	2,922
Total average deposit balances	$704,459	$683,279	$709,273	$707,028	$696,939	$686,826	$687,530

Deposit spreads (excludes noninterest costs)
Checking	2.32%	2.13%	2.31%	2.34%	2.31%	2.23%	2.18%
Savings	2.53	2.41	2.53	2.55	2.53	2.49	2.45
MMS	2.47	2.00	2.46	2.50	2.45	2.29	2.15
CDs and IRAs	2.16	1.99	1.88	2.21	2.42	2.40	2.22
Other	2.66	2.12	2.48	2.74	2.78	2.61	2.47
Total deposit spreads	2.38	2.10	2.35	2.40	2.38	2.28	2.19

Consumer investment assets	$223,199	$203,882	$223,199	$219,732	$210,930	$185,881	$203,882

Active digital banking users (units in thousands) (1)	37,981	36,174	37,981	37,292	37,034	36,264	36,174
Active mobile banking users (units in thousands)	28,703	25,990	28,703	27,818	27,127	26,433	25,990
Financial centers	4,302	4,385	4,302	4,349	4,353	4,341	4,385
ATMs	16,626	16,089	16,626	16,561	16,378	16,255	16,089

Total U.S. credit card (2)
Loans
Average credit card outstandings	$94,333	$94,222	$94,370	$93,627	$95,008	$95,766	$94,710
Ending credit card outstandings	94,946	94,829	94,946	93,989	93,009	98,338	94,829
Credit quality
Net charge-offs	$2,224	$2,138	$717	$762	$745	$699	$698
	3.15%	3.03%	3.01%	3.26%	3.18%	2.90%	2.92%
30+ delinquency	$1,937	$1,805	$1,937	$1,838	$1,932	$1,989	$1,805
	2.04%	1.90%	2.04%	1.96%	2.08%	2.02%	1.90%
90+ delinquency	$960	$872	$960	$941	$1,005	$994	$872
	1.01%	0.92%	1.01%	1.00%	1.08%	1.01%	0.92%
Other Total U.S. credit card indicators (2)
Gross interest yield	10.80%	10.00%	10.85%	10.76%	10.80%	10.49%	10.20%
Risk-adjusted margin	8.14	8.09	8.46	7.93	8.03	8.73	8.08
New accounts (in thousands)	3,274	3,496	1,172	1,068	1,034	1,048	1,116
Purchase volumes	$204,135	$194,658	$71,096	$70,288	$62,751	$70,048	$66,490

Debit card data
Purchase volumes (3)	$267,204	$250,715	$90,942	$91,232	$85,030	$88,094	$85,529

Loan production (4)
Total (5):
First mortgage	$50,353	$31,778	$20,664	$18,229	$11,460	$9,417	$10,682
Home equity	8,132	11,229	2,539	2,768	2,825	3,640	3,399
Consumer Banking:
First mortgage	$34,534	$21,053	$13,622	$12,757	$8,155	$6,227	$7,208
Home equity	7,109	10,042	2,219	2,405	2,485	3,209	3,053

(1)	Active digital banking users represents mobile and/or online users.

(2)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(3)	Historical information has been restated for Original Credit Transaction volume.

(4)	The above loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.

(5)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Third Quarter 2019			Second Quarter 2019
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$7,031	$4,197	$2,834	$7,116	$4,363	$2,753
Noninterest income:
Card income	1,289	(11)	1,300	1,268	(6)	1,274
Service charges	1,097	1,096	1	1,046	1,046	—
All other income	307	233	74	287	208	79
Total noninterest income	2,693	1,318	1,375	2,601	1,248	1,353
Total revenue, net of interest expense	9,724	5,515	4,209	9,717	5,611	4,106

Provision for credit losses	917	84	833	947	44	903

Noninterest expense	4,393	2,651	1,742	4,408	2,665	1,743
Income before income taxes	4,414	2,780	1,634	4,362	2,902	1,460
Income tax expense	1,081	681	400	1,069	711	358
Net income	$3,333	$2,099	$1,234	$3,293	$2,191	$1,102

Net interest yield	3.77%	2.37%	3.76%	3.87%	2.49%	3.79%
Return on average allocated capital (1)	36	69	20	36	73	18
Efficiency ratio	45.18	48.08	41.38	45.37	47.51	42.45

Balance Sheet
Average
Total loans and leases	$303,833	$5,405	$298,428	$296,388	$5,333	$291,055
Total earning assets (2)	739,765	703,889	299,041	737,678	702,662	291,492
Total assets (2)	781,670	735,844	308,991	779,384	734,117	301,743
Total deposits	709,273	703,562	5,711	707,028	701,790	5,238
Allocated capital (1)	37,000	12,000	25,000	37,000	12,000	25,000

Period end
Total loans and leases	$307,925	$5,447	$302,478	$300,412	$5,340	$295,072
Total earning assets (2)	747,251	711,024	303,195	744,219	708,382	295,561
Total assets (2)	788,743	742,583	313,128	786,963	740,485	306,202
Total deposits	715,715	710,149	5,566	714,223	708,162	6,061

				Third Quarter 2018
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$6,844	$4,052	$2,792
Noninterest income:
Card income				1,237	(10)	1,247
Service charges				1,098	1,098	—
All other income				263	189	74
Total noninterest income				2,598	1,277	1,321
Total revenue, net of interest expense				9,442	5,329	4,113

Provision for credit losses				870	48	822

Noninterest expense				4,325	2,620	1,705
Income before income taxes				4,247	2,661	1,586
Income tax expense				1,082	678	404
Net income				$3,165	$1,983	$1,182

Net interest yield				3.77%	2.34%	3.95%
Return on average allocated capital (1)				34	66	19
Efficiency ratio				45.81	49.17	41.45

Balance Sheet
Average
Total loans and leases				$284,994	$5,269	$279,725
Total earning assets (2)				720,643	685,653	280,637
Total assets (2)				759,665	713,942	291,370
Total deposits				687,530	681,726	5,804
Allocated capital (1)				37,000	12,000	25,000

Period end
Total loans and leases				$287,277	$5,276	$282,001
Total earning assets (2)				726,486	690,960	282,921
Total assets (2)				765,498	719,127	293,766
Total deposits				692,770	686,723	6,047

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Nine Months Ended September 30
	2019			2018
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$21,253	$12,867	$8,386	$19,914	$11,658	$8,256
Noninterest income:
Card income	3,754	(24)	3,778	3,763	(25)	3,788
Service charges	3,163	3,162	1	3,214	3,213	1
All other income	903	673	230	765	510	255
Total noninterest income	7,820	3,811	4,009	7,742	3,698	4,044
Total revenue, net of interest expense	29,073	16,678	12,395	27,656	15,356	12,300

Provision for credit losses	2,838	173	2,665	2,749	135	2,614

Noninterest expense	13,157	7,956	5,201	13,241	7,986	5,255
Income before income taxes	13,078	8,549	4,529	11,666	7,235	4,431
Income tax expense	3,204	2,094	1,110	2,975	1,845	1,130
Net income	$9,874	$6,455	$3,419	$8,691	$5,390	$3,301

Net interest yield	3.87%	2.46%	3.83%	3.72%	2.29%	3.98%
Return on average allocated capital (1)	36	72	18	31	60	18
Efficiency ratio	45.26	47.70	41.97	47.88	52.01	42.72

Balance Sheet
Average
Total loans and leases	$297,539	$5,351	$292,188	$281,767	$5,211	$276,556
Total earning assets (2)	734,976	699,907	292,641	716,467	681,914	277,295
Total assets (2)	776,818	731,528	302,862	755,479	709,997	288,224
Total deposits	704,459	699,217	5,242	683,279	677,684	5,595
Allocated capital (1)	37,000	12,000	25,000	37,000	12,000	25,000

Period end
Total loans and leases	$307,925	$5,447	$302,478	$287,277	$5,276	$282,001
Total earning assets (2)	747,251	711,024	303,195	726,486	690,960	282,921
Total assets (2)	788,743	742,583	313,128	765,498	719,127	293,766
Total deposits	715,715	710,149	5,566	692,770	686,723	6,047

For footnotes, see page 16.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Net interest income	$4,917	$4,653	$1,609	$1,624	$1,684	$1,612	$1,531
Noninterest income:
Investment and brokerage services	8,805	8,981	3,001	2,962	2,842	2,977	3,004
All other income	902	780	294	314	294	450	282
Total noninterest income	9,707	9,761	3,295	3,276	3,136	3,427	3,286
Total revenue, net of interest expense	14,624	14,414	4,904	4,900	4,820	5,039	4,817

Provision for credit losses	63	63	37	21	5	23	13

Noninterest expense	10,300	10,451	3,413	3,459	3,428	3,563	3,443
Income before income taxes	4,261	3,900	1,454	1,420	1,387	1,453	1,361
Income tax expense	1,044	994	356	348	340	370	347
Net income	$3,217	$2,906	$1,098	$1,072	$1,047	$1,083	$1,014

Net interest yield	2.35%	2.41%	2.30%	2.35%	2.40%	2.41%	2.37%
Return on average allocated capital (1)	30	27	30	30	29	30	28
Efficiency ratio	70.43	72.50	69.60	70.58	71.13	70.72	71.48

Balance Sheet
Average
Total loans and leases	$167,069	$160,609	$170,414	$166,324	$164,403	$163,516	$161,869
Total earning assets (2)	279,790	258,046	277,349	277,071	285,033	265,039	256,286
Total assets (2)	292,102	275,183	289,447	289,819	297,123	283,264	273,582
Total deposits	256,708	239,176	254,449	253,925	261,831	247,427	238,291
Allocated capital (1)	14,500	14,500	14,500	14,500	14,500	14,500	14,500

Period end
Total loans and leases	$172,677	$162,191	$172,677	$168,993	$164,483	$164,854	$162,191
Total earning assets (2)	275,884	258,562	275,884	275,457	284,470	287,199	258,562
Total assets (2)	288,317	276,146	288,317	287,878	296,785	305,907	276,146
Total deposits	252,466	239,654	252,466	251,818	261,168	268,700	239,654

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Revenue by Business
Merrill Lynch Global Wealth Management	$12,065	$11,834	$4,053	$4,047	$3,965	$4,164	$3,951
Bank of America Private Bank	2,559	2,580	851	853	855	875	866
Total revenue, net of interest expense	$14,624	$14,414	$4,904	$4,900	$4,820	$5,039	$4,817

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,443,614	$2,385,479	$2,443,614	$2,440,710	$2,384,492	$2,193,562	$2,385,479
Bank of America Private Bank	462,347	455,894	462,347	458,081	452,477	427,294	455,894
Total client balances	$2,905,961	$2,841,373	$2,905,961	$2,898,791	$2,836,969	$2,620,856	$2,841,373

Client Balances by Type, at period end
Assets under management (1, 2)	$1,212,120	$1,182,504	$1,212,120	$1,203,783	$1,169,713	$1,072,234	$1,182,504
Brokerage and other assets	1,305,926	1,292,219	1,305,926	1,314,457	1,282,091	1,162,997	1,292,219
Deposits	252,466	239,654	252,466	251,818	261,168	268,700	239,654
Loans and leases (3)	175,579	165,125	175,579	172,265	167,455	167,938	165,125
Less: Managed deposits in assets under management (1)	(40,130)	(38,129)	(40,130)	(43,532)	(43,458)	(51,013)	(38,129)
Total client balances	$2,905,961	$2,841,373	$2,905,961	$2,898,791	$2,836,969	$2,620,856	$2,841,373

Assets Under Management Rollforward (1)
Assets under management, beginning balance	$1,072,234	$1,121,383	$1,203,783	$1,169,713	$1,072,234	$1,182,504	$1,138,500
Net client flows	16,721	40,080	5,529	5,274	5,918	4,527	8,202
Market valuation/other	123,165	21,041	2,808	28,796	91,561	(114,797)	35,802
Total assets under management, ending balance	$1,212,120	$1,182,504	$1,212,120	$1,203,783	$1,169,713	$1,072,234	$1,182,504

Associates, at period end
Number of financial advisors	17,657	17,456	17,657	17,508	17,535	17,518	17,456
Total wealth advisors, including financial advisors	19,672	19,343	19,672	19,512	19,524	19,459	19,343
Total primary sales professionals, including financial advisors and wealth advisors	20,775	20,466	20,775	20,611	20,657	20,586	20,466

Merrill Lynch Global Wealth Management Metric
Financial advisor productivity (in thousands)	$1,073	$1,030	$1,096	$1,082	$1,039	$1,046	$1,035

Bank of America Private Bank Metric, at period end
Primary sales professionals	1,811	1,711	1,811	1,808	1,795	1,748	1,711

(1)	Assets under management include deposits that are managed within investment accounts.

(2)	Defined as managed assets under advisory and/or discretion of GWIM.

(3)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Net interest income	$8,116	$8,144	$2,617	$2,709	$2,790	$2,849	$2,726
Noninterest income:
Service charges	2,225	2,285	763	749	713	742	753
Investment banking fees	2,328	2,130	902	717	709	761	644
All other income	2,673	2,273	930	800	943	818	700
Total noninterest income	7,226	6,688	2,595	2,266	2,365	2,321	2,097
Total revenue, net of interest expense	15,342	14,832	5,212	4,975	5,155	5,170	4,823

Provision for credit losses	356	(77)	120	125	111	85	(70)

Noninterest expense	6,697	6,618	2,220	2,211	2,266	2,128	2,142
Income before income taxes	8,289	8,291	2,872	2,639	2,778	2,957	2,751
Income tax expense	2,238	2,154	775	713	750	769	714
Net income	$6,051	$6,137	$2,097	$1,926	$2,028	$2,188	$2,037

Net interest yield	2.84%	3.00%	2.69%	2.80%	2.98%	2.99%	2.99%
Return on average allocated capital (1)	20	20	20	19	20	21	20
Efficiency ratio	43.65	44.62	42.58	44.45	43.96	41.15	44.42

Balance Sheet
Average
Total loans and leases	$373,275	$353,167	$377,109	$372,531	$370,108	$357,410	$352,712
Total earning assets (2)	382,711	362,910	385,999	387,819	380,308	378,163	362,316
Total assets (2)	437,570	423,355	441,186	442,591	434,920	440,522	423,643
Total deposits	357,413	328,484	360,457	362,619	349,037	359,642	337,685
Allocated capital (1)	41,000	41,000	41,000	41,000	41,000	41,000	41,000

Period end
Total loans and leases	$377,658	$352,332	$377,658	$376,948	$373,017	$365,717	$352,332
Total earning assets (2)	397,589	368,095	397,589	384,884	381,490	377,812	368,095
Total assets (2)	452,642	430,846	452,642	440,352	436,066	442,330	430,846
Total deposits	371,887	350,748	371,887	358,902	343,897	360,248	350,748

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Investment Banking fees (1)
Advisory (2)	$984	$782	$427	$254	$303	$371	$237
Debt issuance	1,007	1,017	356	324	327	309	295
Equity issuance	337	331	119	139	79	81	112
Total Investment Banking fees (3)	$2,328	$2,130	$902	$717	$709	$761	$644

Business Lending
Corporate	$2,992	$2,940	$1,024	$923	$1,045	$964	$908
Commercial	3,100	3,188	1,020	1,046	1,034	1,142	1,095
Business Banking	275	324	91	90	94	107	108
Total Business Lending revenue	$6,367	$6,452	$2,135	$2,059	$2,173	$2,213	$2,111

Global Transaction Services
Corporate	$2,979	$2,828	$967	$1,005	$1,007	$1,004	$951
Commercial	2,642	2,474	862	889	891	872	832
Business Banking	800	721	267	267	266	266	248
Total Global Transaction Services revenue	$6,421	$6,023	$2,096	$2,161	$2,164	$2,142	$2,031

Average deposit balances
Interest-bearing	$189,517	$124,720	$197,801	$195,575	$174,924	$163,465	$140,126
Noninterest-bearing	167,896	203,764	162,656	167,044	174,113	196,177	197,559
Total average deposits	$357,413	$328,484	$360,457	$362,619	$349,037	$359,642	$337,685

Loan spread	1.42%	1.52%	1.41%	1.41%	1.44%	1.43%	1.48%

Provision for credit losses	$356	$(77)	$120	$125	$111	$85	$(70)

Credit quality (4, 5)
Reservable criticized utilized exposure	$10,346	$10,065	$10,346	$10,260	$10,308	$9,488	$10,065
	2.61%	2.68%	2.61%	2.59%	2.62%	2.43%	2.68%

Nonperforming loans, leases and foreclosed properties	$1,208	$746	$1,208	$1,088	$1,087	$1,004	$746
	0.32%	0.21%	0.32%	0.29%	0.29%	0.28%	0.21%

Average loans and leases by product
U.S. commercial	$216,653	$201,661	$219,324	$215,941	$214,642	$206,350	$201,372
Non-U.S. commercial	84,326	78,785	86,016	84,263	82,663	77,818	78,255
Commercial real estate	50,866	50,597	51,069	51,006	50,517	50,974	51,252
Commercial lease financing	21,429	22,121	20,700	21,320	22,286	22,266	21,831
Other	1	3	—	1	—	2	2
Total average loans and leases	$373,275	$353,167	$377,109	$372,531	$370,108	$357,410	$352,712

Total Corporation Investment Banking fees
Advisory (2)	$1,083	$861	$452	$288	$343	$397	$262
Debt issuance	2,310	2,385	816	746	748	699	684
Equity issuance	937	911	308	395	234	272	307
Total investment banking fees including self-led deals	4,330	4,157	1,576	1,429	1,325	1,368	1,253
Self-led deals	(162)	(178)	(43)	(58)	(61)	(20)	(49)
Total Investment Banking fees	$4,168	$3,979	$1,533	$1,371	$1,264	$1,348	$1,204

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Net interest income	$2,780	$2,922	$1,016	$811	$953	$935	$933
Noninterest income:
Investment and brokerage services	1,296	1,306	419	433	444	474	388
Investment banking fees	1,707	1,783	585	585	537	513	522
Trading account income	5,623	6,129	1,580	1,961	2,082	1,132	1,551
All other income	783	795	264	354	165	193	479
Total noninterest income	9,409	10,013	2,848	3,333	3,228	2,312	2,940
Total revenue, net of interest expense (1)	12,189	12,935	3,864	4,144	4,181	3,247	3,873

Provision for credit losses	(18)	(6)	—	5	(23)	6	(2)

Noninterest expense	8,109	8,283	2,679	2,675	2,755	2,552	2,633
Income before income taxes	4,098	4,658	1,185	1,464	1,449	689	1,242
Income tax expense	1,168	1,211	338	417	413	179	323
Net income	$2,930	$3,447	$847	$1,047	$1,036	$510	$919

Return on average allocated capital (2)	11%	13%	10%	12%	12%	6%	10%
Efficiency ratio	66.53	64.04	69.32	64.55	65.91	78.58	68.00

Balance Sheet
Average
Total trading-related assets	$489,856	$465,514	$498,791	$496,205	$474,303	$463,998	$460,279
Total loans and leases	70,757	73,340	71,589	70,587	70,080	70,609	71,231
Total earning assets	474,481	478,455	476,919	474,061	472,414	458,331	459,073
Total assets	679,038	669,684	687,393	685,412	664,052	655,069	652,481
Total deposits	30,878	31,253	30,155	31,128	31,366	31,077	30,721
Allocated capital (2)	35,000	35,000	35,000	35,000	35,000	35,000	35,000

Period end
Total trading-related assets	$497,206	$456,643	$497,206	$487,094	$485,637	$447,998	$456,643
Total loans and leases	74,979	73,023	74,979	74,136	70,052	73,928	73,023
Total earning assets	478,303	447,304	478,303	475,836	470,700	457,224	447,304
Total assets	689,023	646,359	689,023	674,985	671,123	641,923	646,359
Total deposits	30,885	41,102	30,885	29,961	31,073	37,841	41,102

Trading-related assets (average)
Trading account securities	$246,077	$211,668	$261,182	$251,401	$225,254	$225,335	$215,397
Reverse repurchases	117,087	127,019	110,907	117,730	122,753	119,341	124,842
Securities borrowed	82,772	80,073	80,641	83,374	84,343	75,374	74,648
Derivative assets	43,920	46,754	46,061	43,700	41,953	43,948	45,392
Total trading-related assets	$489,856	$465,514	$498,791	$496,205	$474,303	$463,998	$460,279

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$6,433	$6,754	$2,056	$2,098	$2,279	$1,517	$1,989
Equities	3,473	3,829	1,148	1,144	1,181	1,071	998
Total sales and trading revenue	$9,906	$10,583	$3,204	$3,242	$3,460	$2,588	$2,987

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed-income, currencies and commodities	$6,560	$6,941	$2,074	$2,128	$2,358	$1,472	$2,069
Equities	3,482	3,856	1,145	1,145	1,192	1,064	1,017
Total sales and trading revenue, excluding net debit valuation adjustment	$10,042	$10,797	$3,219	$3,273	$3,550	$2,536	$3,086

Sales and trading revenue breakdown
Net interest income	$2,301	$2,550	$886	$665	$750	$806	$813
Commissions	1,267	1,274	410	424	433	463	378
Trading	5,621	6,126	1,580	1,960	2,081	1,131	1,550
Other	717	633	328	193	196	188	246
Total sales and trading revenue	$9,906	$10,583	$3,204	$3,242	$3,460	$2,588	$2,987

(1)
Includes Global Banking sales and trading revenue of $390 million and $297 million for the nine months ended September 30, 2019 and 2018, and $147 million, $128 million and $115 million for the third, second and first quarters of 2019, and $126 million and $51 million for the fourth and third quarters of 2018, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018
Net interest income	$135	$480	$62	$78	$(5)	$152	$178
Noninterest income (loss)	(2,018)	(1,519)	(811)	(581)	(626)	(738)	(258)
Total revenue, net of interest expense	(1,883)	(1,039)	(749)	(503)	(631)	(586)	(80)

Provision for credit losses	(590)	(352)	(295)	(241)	(54)	(124)	(95)

Noninterest expense	3,398	1,487	2,464	515	419	395	471
Loss before income taxes	(4,691)	(2,174)	(2,918)	(777)	(996)	(857)	(456)
Income tax expense (benefit)	(3,055)	(1,862)	(1,320)	(787)	(948)	(917)	(488)
Net income (loss)	$(1,636)	$(312)	$(1,598)	$10	$(48)	$60	$32

Balance Sheet
Average
Total loans and leases	$44,529	$63,602	$41,788	$44,695	$47,160	$53,324	$59,930
Total assets (2)	205,415	198,398	212,527	201,845	195,565	196,704	208,458
Total deposits	20,720	22,635	20,718	20,750	20,691	19,979	22,118

Period end
Total loans and leases	$39,671	$54,978	$39,671	$43,311	$45,609	$48,061	$54,978
Total assets (3)	207,605	219,984	207,605	205,714	178,680	195,466	219,984
Total deposits	21,883	21,375	21,883	20,189	21,472	18,541	21,375

(1)
All Other consists of ALM activities, equity investments, non-core mortgage loans and servicing activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass certain residential mortgages, debt securities, and interest rate and foreign currency risk management activities. Substantially all of the results of ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $540.9 billion and $516.8 billion for the nine months ended September 30, 2019 and 2018, and $536.8 billion, $549.5 billion and $542.4 billion for the third, second and first quarters of 2019, and $525.6 billion and $516.3 billion for the fourth and third quarters of 2018, respectively.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $546.5 billion, $544.0 billion, $566.8 billion, $540.8 billion and $529.8 billion at September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2019	June 30 2019	September 30 2018
Consumer
Residential mortgage	$227,472	$219,929	$208,186
Home equity	41,574	44,134	51,235
U.S. credit card	94,946	93,989	94,829
Direct/Indirect consumer (1)	90,836	90,850	91,338
Other consumer (2)	208	174	203
Total consumer loans excluding loans accounted for under the fair value option	455,036	449,076	445,791
Consumer loans accounted for under the fair value option (3)	640	658	755
Total consumer	455,676	449,734	446,546

Commercial
U.S. commercial	310,982	305,695	285,662
Non-U.S. commercial	101,084	104,173	96,002
Commercial real estate (4)	62,798	61,659	60,835
Commercial lease financing	20,107	20,384	21,546
	494,971	491,911	464,045
U.S. small business commercial (5)	15,229	14,950	14,234
Total commercial loans excluding loans accounted for under the fair value option	510,200	506,861	478,279
Commercial loans accounted for under the fair value option (3)	7,034	7,205	4,976
Total commercial	517,234	514,066	483,255
Total loans and leases	$972,910	$963,800	$929,801

(1)
Includes auto and specialty lending loans and leases of $50.3 billion, $50.3 billion and $50.1 billion, unsecured consumer lending loans of $328 million, $344 million and $392 million, U.S. securities-based lending loans of $36.5 billion, $36.5 billion and $37.4 billion, non-U.S. consumer loans of $3.0 billion, $2.9 billion and $2.7 billion and other consumer loans of $694 million, $811 million and $756 million at September 30, 2019, June 30, 2019 and September 30, 2018, respectively.

(2)	Substantially all of other consumer is consumer overdrafts.

(3)
Consumer loans accounted for under the fair value option includes residential mortgage loans of $275 million, $300 million and $407 million and home equity loans of $365 million, $358 million and $348 million at September 30, 2019, June 30, 2019 and September 30, 2018, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $4.7 billion, $3.9 billion and $3.6 billion and non-U.S. commercial loans of $2.4 billion, $3.3 billion and $1.4 billion at September 30, 2019, June 30, 2019 and September 30, 2018, respectively.

(4)
Includes U.S. commercial real estate loans of $58.1 billion, $57.0 billion and $56.9 billion and non-U.S. commercial real estate loans of $4.7 billion, $4.6 billion and $3.9 billion at September 30, 2019, June 30, 2019 and September 30, 2018, respectively.

(5)	Includes card-related products.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$224,084	$107,527	$80,959	$—	$—	$35,598
Home equity	43,616	33,585	3,326	—	352	6,353
U.S. credit card	94,370	91,595	2,775	—	—	—
Direct/Indirect and other consumer	90,813	50,738	40,072	—	—	3
Total consumer	452,883	283,445	127,132	—	352	41,954

Commercial
U.S. commercial	324,436	20,372	39,289	219,324	45,083	368
Non-U.S. commercial	105,003	—	88	86,016	18,967	(68)
Commercial real estate	62,185	16	3,902	51,069	7,187	11
Commercial lease financing	20,226	—	3	20,700	—	(477)
Total commercial	511,850	20,388	43,282	377,109	71,237	(166)
Total loans and leases	$964,733	$303,833	$170,414	$377,109	$71,589	$41,788

	Second Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$215,822	$99,946	$78,334	$—	$—	$37,542
Home equity	45,944	34,801	3,460	—	356	7,327
U.S. credit card	93,627	90,881	2,745	—	—	1
Direct/Indirect and other consumer	90,453	50,600	39,847	1	—	5
Total consumer	445,846	276,228	124,386	1	356	44,875

Commercial
U.S. commercial	318,243	20,146	38,165	215,941	43,775	216
Non-U.S. commercial	103,844	—	97	84,263	19,382	102
Commercial real estate	61,778	14	3,673	51,006	7,074	11
Commercial lease financing	20,814	—	3	21,320	—	(509)
Total commercial	504,679	20,160	41,938	372,530	70,231	(180)
Total loans and leases	$950,525	$296,388	$166,324	$372,531	$70,587	$44,695

	Third Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$209,460	$86,383	$74,806	$1	$—	$48,270
Home equity	53,050	37,289	3,701	—	353	11,707
U.S. credit card	94,710	91,646	3,064	—	—	—
Direct/Indirect and other consumer	91,828	50,528	41,296	1	—	3
Total consumer	449,048	265,846	122,867	2	353	59,980

Commercial
U.S. commercial	303,680	19,134	35,392	201,372	47,288	494
Non-U.S. commercial	96,019	—	24	78,255	17,696	44
Commercial real estate	60,754	14	3,583	51,252	5,894	11
Commercial lease financing	21,235	—	3	21,831	—	(599)
Total commercial	481,688	19,148	39,002	352,710	70,878	(50)
Total loans and leases	$930,736	$284,994	$161,869	$352,712	$71,231	$59,930

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2019	June 30 2019	September 30 2018	September 30 2019	June 30 2019	September 30 2018
Asset managers and funds	$73,822	$70,196	$68,733	$109,841	$108,005	$103,066
Real estate (5)	70,643	66,907	64,460	93,625	89,729	90,664
Capital goods	41,651	39,594	40,327	79,308	75,129	74,720
Finance companies	37,502	39,106	33,549	59,923	62,904	53,375
Healthcare equipment and services	34,563	35,420	34,943	56,649	57,097	54,889
Government and public education	42,802	42,813	44,436	54,177	54,774	55,296
Materials	27,647	27,850	25,727	52,293	52,257	49,461
Retailing	27,354	26,496	25,714	48,874	47,936	47,823
Consumer services	25,959	25,754	24,975	46,335	47,216	42,276
Food, beverage and tobacco	23,587	25,379	23,199	44,609	45,580	45,166
Commercial services and supplies	22,328	22,179	21,861	37,855	37,784	37,644
Energy	15,660	14,953	16,319	35,750	37,377	34,462
Transportation	25,440	24,867	21,887	34,638	34,581	30,694
Utilities	11,938	12,141	11,496	28,899	31,254	27,495
Pharmaceuticals and biotechnology	6,261	6,135	7,430	27,051	16,521	19,396
Individuals and trusts	18,887	18,880	18,706	26,303	25,752	25,332
Global commercial banks	23,602	25,932	27,600	25,687	28,886	29,874
Technology hardware and equipment	11,287	9,405	10,054	25,379	21,707	21,759
Media	13,285	12,066	10,581	23,645	24,826	28,523
Consumer durables and apparel	10,174	10,311	9,432	21,459	19,993	18,129
Vehicle dealers	17,332	17,674	15,930	20,580	20,848	19,128
Software and services	10,257	10,403	7,489	20,098	19,660	16,558
Telecommunication services	8,580	8,913	6,837	15,980	15,318	12,786
Automobiles and components	8,033	7,795	6,990	15,176	15,065	14,271
Financial markets infrastructure (clearinghouses)	11,864	11,626	6,867	14,316	13,345	8,662
Insurance	6,966	6,148	5,818	13,804	13,231	13,785
Food and staples retailing	5,642	5,850	4,840	9,871	9,768	10,100
Religious and social organizations	4,104	3,976	3,705	5,950	5,914	5,586
Total commercial credit exposure by industry	$637,170	$628,769	$599,905	$1,048,075	$1,032,457	$990,920

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $40.7 billion, $33.9 billion and $32.0 billion at September 30, 2019, June 30, 2019 and September 30, 2018, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $33.6 billion, $33.1 billion and $35.7 billion, which consists primarily of other marketable securities, at September 30, 2019, June 30, 2019 and September 30, 2018, respectively.

(2)
Total utilized and total committed exposure includes loans of $7.0 billion, $7.2 billion and $5.0 billion and issued letters of credit with a notional amount of $115 million, $107 million and $55 million accounted for under the fair value option at September 30, 2019, June 30, 2019 and September 30, 2018, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $4.7 billion, $4.5 billion and $3.1 billion at September 30, 2019, June 30, 2019 and September 30, 2018, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)	Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at September 30 2019	Hedges and Credit Default Protection (3)	Net Country Exposure at September 30 2019 (4)	Increase (Decrease) from June 30 2019
United Kingdom	$32,387	$16,610	$7,154	$2,506	$58,657	$(3,107)	$55,550	$390
Germany	21,600	7,190	1,992	1,133	31,915	(5,826)	26,089	(19,738)
Japan	18,774	879	1,591	1,441	22,685	(1,403)	21,282	(1,420)
Canada	7,774	7,829	1,298	3,336	20,237	(680)	19,557	524
France	7,631	7,386	1,255	2,802	19,074	(2,650)	16,424	2,644
China	12,167	495	1,304	919	14,885	(357)	14,528	1,284
India	7,786	538	467	4,058	12,849	(224)	12,625	(1,560)
Brazil	7,610	663	201	3,689	12,163	(420)	11,743	(520)
Australia	6,031	3,024	603	1,735	11,393	(377)	11,016	511
Netherlands	6,510	3,435	498	1,193	11,636	(992)	10,644	550
Switzerland	5,627	3,051	331	237	9,246	(644)	8,602	(196)
South Korea	6,018	604	389	1,762	8,773	(196)	8,577	(1,183)
Hong Kong	5,645	257	327	1,218	7,447	(32)	7,415	(322)
Singapore	4,031	223	456	2,591	7,301	(53)	7,248	950
Mexico	3,939	1,496	260	1,041	6,736	(185)	6,551	342
Belgium	4,556	1,093	216	215	6,080	(214)	5,866	(420)
Spain	4,076	1,314	155	796	6,341	(950)	5,391	(583)
United Arab Emirates	3,082	226	130	102	3,540	(33)	3,507	(40)
Italy	2,310	1,486	589	542	4,927	(1,450)	3,477	(50)
Sweden	1,572	705	268	245	2,790	(274)	2,516	116
Total top 20 non-U.S. countries exposure	$169,126	$58,504	$19,484	$31,561	$278,675	$(20,067)	$258,608	$(18,721)

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(3)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation’s risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(4)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2019	June 30 2019	March 31 2019	December 31 2018	September 30 2018
Residential mortgage	$1,551	$1,744	$1,773	$1,893	$2,034
Home equity	585	1,203	1,751	1,893	2,226
Direct/Indirect consumer	53	80	54	56	46
Total consumer	2,189	3,027	3,578	3,842	4,306
U.S. commercial	966	820	870	794	699
Non-U.S. commercial	51	122	80	80	31
Commercial real estate	185	112	213	156	46
Commercial lease financing	35	55	52	18	14
	1,237	1,109	1,215	1,048	790
U.S. small business commercial	50	51	57	54	58
Total commercial	1,287	1,160	1,272	1,102	848
Total nonperforming loans and leases	3,476	4,187	4,850	4,944	5,154
Foreclosed properties (1)	247	265	295	300	295
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$3,723	$4,452	$5,145	$5,244	$5,449

Fully-insured home loans past due 30 days or more and still accruing	$1,919	$2,155	$2,390	$2,790	$3,183
Consumer credit card past due 30 days or more and still accruing	1,937	1,838	1,932	1,989	1,805
Other loans past due 30 days or more and still accruing	3,286	2,864	2,905	3,539	3,255
Total loans past due 30 days or more and still accruing (3, 5, 6)	$7,142	$6,857	$7,227	$8,318	$8,243

Fully-insured home loans past due 90 days or more and still accruing	$1,203	$1,364	$1,593	$1,884	$2,161
Consumer credit card past due 90 days or more and still accruing	960	941	1,005	994	872
Other loans past due 90 days or more and still accruing	496	268	181	352	256
Total loans past due 90 days or more and still accruing (3, 5, 6)	$2,659	$2,573	$2,779	$3,230	$3,289

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.15%	0.19%	0.22%	0.22%	0.23%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	0.39	0.47	0.55	0.56	0.59
Nonperforming loans and leases/Total loans and leases (7)	0.36	0.44	0.52	0.52	0.56

Commercial reservable criticized utilized exposure (8)	$11,835	$11,834	$11,821	$11,061	$11,597
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (8)	2.17%	2.19%	2.22%	2.08%	2.26%
Total commercial criticized utilized exposure/Commercial utilized exposure (8)	2.02	2.04	2.07	1.93	2.16

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $275 million, $294 million, $400 million, $488 million and $500 million at September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)	Balances do not include the following:

	September 30 2019	June 30 2019	March 31 2019	December 31 2018	September 30 2018
Nonperforming loans held-for-sale	$237	$278	$457	$291	$177
Nonperforming loans accounted for under the fair value option	7	10	67	12	16

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $44 million, $3 million, $4 million, $53 million and $30 million at September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively, and loans held-for-sale past due 90 days or more and still accruing of $3 million, $0, $1 million, $2 million and $8 million at September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively. At September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, there were $9 million, $9 million, $6 million, $10 million and $21 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $7.7 billion, $7.9 billion, $6.2 billion, $4.3 billion and $5.7 billion at September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$3,027	$3,578	$3,842	$4,306	$4,639
Additions	335	390	391	545	484
Reductions:
Paydowns and payoffs	(197)	(195)	(188)	(214)	(238)
Sales	(748)	(502)	(164)	(438)	(145)
Returns to performing status (2)	(185)	(189)	(249)	(274)	(309)
Charge-offs (3)	(23)	(29)	(28)	(51)	(89)
Transfers to foreclosed properties	(20)	(26)	(26)	(32)	(36)
Total net reductions to nonperforming loans and leases	(838)	(551)	(264)	(464)	(333)
Total nonperforming consumer loans and leases, end of period	2,189	3,027	3,578	3,842	4,306
Foreclosed properties	188	205	236	244	265
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,377	$3,232	$3,814	$4,086	$4,571

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,160	$1,272	$1,102	$848	$1,258
Additions	492	389	640	500	235
Reductions:
Paydowns	(161)	(210)	(108)	(122)	(287)
Sales	(33)	(117)	(43)	(6)	(130)
Return to performing status (5)	(48)	(23)	(34)	(33)	(95)
Charge-offs	(123)	(151)	(97)	(85)	(116)
Transfers to foreclosed properties	—	—	(7)	—	(12)
Transfers to loans held-for-sale	—	—	(181)	—	(5)
Total net additions (reductions) to nonperforming loans and leases	127	(112)	170	254	(410)
Total nonperforming commercial loans and leases, end of period	1,287	1,160	1,272	1,102	848
Foreclosed properties	59	60	59	56	30
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,346	$1,220	$1,331	$1,158	$878

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 29.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Third Quarter 2019		Second Quarter 2019		First Quarter 2019		Fourth Quarter 2018		Third Quarter 2018
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(38)	(0.07)%	$3	0.01%	$(16)	(0.03)%	$15	0.03%	$12	0.02%
Home equity (3)	(202)	(1.85)	(155)	(1.36)	11	0.10	(15)	(0.12)	(20)	(0.15)
U.S. credit card	717	3.01	762	3.26	745	3.18	699	2.90	698	2.92
Direct/Indirect consumer	76	0.33	40	0.18	54	0.24	53	0.23	42	0.18
Other consumer	69	n/m	41	n/m	41	n/m	52	n/m	44	n/m
Total consumer	622	0.55	691	0.62	835	0.77	804	0.71	776	0.69
U.S. commercial	53	0.07	66	0.09	83	0.11	43	0.06	70	0.10
Non-U.S. commercial	67	0.26	48	0.19	—	—	20	0.09	25	0.10
Total commercial and industrial	120	0.12	114	0.11	83	0.08	63	0.07	95	0.10
Commercial real estate	(1)	—	4	0.02	5	0.03	(2)	(0.02)	2	0.02
Commercial lease financing	1	0.02	13	0.26	—	—	(1)	(0.01)	—	—
	120	0.10	131	0.11	88	0.07	60	0.05	97	0.08
U.S. small business commercial	69	1.83	65	1.76	68	1.90	60	1.65	59	1.67
Total commercial	189	0.15	196	0.16	156	0.13	120	0.10	156	0.13
Total net charge-offs	$811	0.34	$887	0.38	$991	0.43	$924	0.39	$932	0.40

By Business Segment and All Other
Consumer Banking	$905	1.18%	$915	1.24%	$925	1.28%	$889	1.22%	$853	1.19%
Global Wealth & Investment Management	39	0.09	12	0.03	12	0.03	8	0.02	13	0.03
Global Banking	116	0.12	129	0.14	82	0.09	56	0.06	85	0.10
Global Markets	—	—	—	—	—	—	—	—	3	0.02
All Other	(249)	(2.43)	(169)	(1.54)	(28)	(0.24)	(29)	(0.22)	(22)	(0.15)
Total net charge-offs	$811	0.34	$887	0.38	$991	0.43	$924	0.39	$932	0.40

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)
Includes loan sale net charge-offs (recoveries) of $(25) million, $0 and $(10) million for the third, second and first quarters of 2019, and $25 million and $6 million for the fourth and third quarters of 2018, respectively.

(3)
Includes loan sale net charge-offs (recoveries) of $(173) million, $(118) million and $24 million for the third, second and first quarters of 2019, and $0 and $(8) million for the fourth and third quarters of 2018, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Nine Months Ended September 30
	2019		2018
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(51)	(0.03)%	$13	0.01%
Home equity (3)	(346)	(1.02)	13	0.03
U.S. credit card	2,224	3.15	2,138	3.03
Direct/Indirect consumer	170	0.25	142	0.20
Other consumer	151	n/m	130	n/m
Total consumer	2,148	0.64	2,436	0.73
U.S. commercial	202	0.09	172	0.08
Non-U.S. commercial	115	0.15	48	0.07
Total commercial and industrial	317	0.11	220	0.08
Commercial real estate	8	0.02	3	0.01
Commercial lease financing	14	0.09	—	—
	339	0.09	223	0.06
U.S. small business commercial	202	1.83	180	1.72
Total commercial	541	0.15	403	0.11
Total net charge-offs	$2,689	0.38	$2,839	0.41

By Business Segment and All Other
Consumer Banking	$2,745	1.23%	$2,626	1.25%
Global Wealth & Investment Management	63	0.05	53	0.04
Global Banking	327	0.12	190	0.07
Global Markets	—	—	23	0.04
All Other	(446)	(1.36)	(53)	(0.11)
Total net charge-offs	$2,689	0.38	$2,839	0.41

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Includes loan sale net recoveries of $35 million and $17 million for the nine months ended September 30, 2019 and 2018.

(3)	Includes loan sale net recoveries of $267 million and $12 million for the nine months ended September 30, 2019 and 2018.
n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2019			June 30, 2019			September 30, 2018
	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$341	3.61%	0.15%	$358	3.76%	0.16%	$500	5.14%	0.24%
Home equity	250	2.65	0.60	361	3.79	0.82	658	6.76	1.28
U.S. credit card	3,709	39.32	3.91	3,706	38.90	3.94	3,530	36.26	3.72
Direct/Indirect consumer	234	2.48	0.26	233	2.45	0.26	262	2.69	0.29
Other consumer	42	0.45	n/m	31	0.33	n/m	30	0.31	n/m
Total consumer	4,576	48.51	1.01	4,689	49.23	1.04	4,980	51.16	1.12
U.S. commercial (3)	3,038	32.21	0.93	2,989	31.37	0.93	2,974	30.55	0.99
Non-U.S.commercial	669	7.09	0.66	708	7.43	0.68	687	7.06	0.72
Commercial real estate	992	10.52	1.58	972	10.20	1.58	946	9.72	1.56
Commercial lease financing	158	1.67	0.79	169	1.77	0.83	147	1.51	0.68
Total commercial	4,857	51.49	0.95	4,838	50.77	0.95	4,754	48.84	0.99
Allowance for loan and lease losses	9,433	100.00%	0.98	9,527	100.00%	1.00	9,734	100.00%	1.05
Reserve for unfunded lending commitments	809			806			792
Allowance for credit losses	$10,242			$10,333			$10,526

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		0.98%			1.00%			1.05%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		271			228			189
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.93			2.68			2.63

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $275 million, $300 million and $407 million and home equity loans of $365 million, $358 million and $348 million at September 30, 2019, June 30, 2019 and September 30, 2018, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $4.7 billion, $3.9 billion and $3.6 billion and non-U.S. commercial loans of $2.4 billion, $3.3 billion and $1.4 billion at September 30, 2019, June 30, 2019 and September 30, 2018, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $7.7 billion, $7.9 billion and $5.7 billion at September 30, 2019, June 30, 2019 and September 30, 2018, respectively.

(3)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $518 million, $498 million and $472 million at September 30, 2019, June 30, 2019 and September 30, 2018, respectively.

(4)
Allowance for loan and lease losses includes $4.1 billion, $4.1 billion and $4.0 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at September 30, 2019, June 30, 2019 and September 30, 2018, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 152 percent, 129 percent and 111 percent at September 30, 2019, June 30, 2019 and September 30, 2018, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	33

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the nine months ended September 30, 2019 and 2018 and the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Nine Months Ended September 30		Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
	2019	2018

Reconciliation of average shareholders’ equity to average tangible common shareholders’ equity and average tangible shareholders’ equity
Shareholders’ equity	$268,223	$265,102	$270,430	$267,975	$266,217	$263,698	$264,653
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,735)	(2,125)	(1,707)	(1,736)	(1,763)	(1,857)	(1,992)
Related deferred tax liabilities	787	917	752	770	841	874	896
Tangible shareholders’ equity	$198,324	$194,943	$200,524	$198,058	$196,344	$193,764	$194,606
Preferred stock	(22,894)	(23,159)	(23,800)	(22,537)	(22,326)	(22,326)	(22,841)
Tangible common shareholders’ equity	$175,430	$171,784	$176,724	$175,521	$174,018	$171,438	$171,765

Reconciliation of period-end shareholders’ equity to period-end tangible common shareholders’ equity and period-end tangible shareholders’ equity
Shareholders’ equity	$268,387	$262,158	$268,387	$271,408	$267,010	$265,325	$262,158
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,690)	(1,908)	(1,690)	(1,718)	(1,747)	(1,774)	(1,908)
Related deferred tax liabilities	734	878	734	756	773	858	878
Tangible shareholders’ equity	$198,480	$192,177	$198,480	$201,495	$197,085	$195,458	$192,177
Preferred stock	(23,606)	(22,326)	(23,606)	(24,689)	(22,326)	(22,326)	(22,326)
Tangible common shareholders’ equity	$174,874	$169,851	$174,874	$176,806	$174,759	$173,132	$169,851

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,426,330	$2,338,833	$2,426,330	$2,395,892	$2,377,164	$2,354,507	$2,338,833
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,690)	(1,908)	(1,690)	(1,718)	(1,747)	(1,774)	(1,908)
Related deferred tax liabilities	734	878	734	756	773	858	878
Tangible assets	$2,356,423	$2,268,852	$2,356,423	$2,325,979	$2,307,239	$2,284,640	$2,268,852

Book value per share of common stock
Common shareholders’ equity	$244,781	$239,832	$244,781	$246,719	$244,684	$242,999	$239,832
Ending common shares issued and outstanding	9,079.3	9,858.3	9,079.3	9,342.6	9,568.4	9,669.3	9,858.3
Book value per share of common stock	$26.96	$24.33	$26.96	$26.41	$25.57	$25.13	$24.33

Tangible book value per share of common stock
Tangible common shareholders’ equity	$174,874	$169,851	$174,874	$176,806	$174,759	$173,132	$169,851
Ending common shares issued and outstanding	9,079.3	9,858.3	9,079.3	9,342.6	9,568.4	9,669.3	9,858.3
Tangible book value per share of common stock	$19.26	$17.23	$19.26	$18.92	$18.26	$17.91	$17.23

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	34